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                                                                   EXHIBIT 4.1

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                                [WHITE CAP LOGO]
                            PRO CONTRACTOR SUPPLIER

NUMBER                                                                SHARES

                            WHITE CAP INDUSTRIES, INC
WC            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS CERTIFIES that                                          CUSIP 963505 10 2




is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK (PAR VALUE $.01) OF
                           WHITE CAP INDUSTRIES, INC.

(herein called the Corporation), transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and any amendments thereto, copies of which are on file with Secretary of the Corporation, and to the laws of the State of Delaware from time to time in effect to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

/s/ Greg Grosch                                    /s/ Dan Isujioka
    -----------------------                            -----------------------
    CHAIRMAN, PRESIDENT &                                   SECRETARY
    CHIEF EXECUTIVE OFFICER

                           WHITE CAP INDUSTRIES, INC.
                                  [CORPORATE
                                      SEAL]
                                    DELAWARE


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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
   TEN COM--as tenants in common            UNIF GIFT MIN ACT--Custodian
   TEN ENT--as tenants by the entireties                  (Cust)    (Minor)
   JT TEN--as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act
           in common                                         (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
    ______________________________________

    ______________________________________

    ____________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
    ____________________________________________________________________________

    ____________________________________________________________________________

    _____________________________________________________________________ SHARES

    OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

    IRREVOCABLY CONSTITUTE, AND APPOINT _______________________________________.

    ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

    DATED ___________________________



                                      _________________________________________
                                      THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                             NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENHANCEMENT OR ANY CHANGE WHATEVER.

    Signature(s) Guaranteed:

    __________________________________

    THE SIGNATURE(S) SHOULD BE GUARAN-
    TEED BY AN ELIGIBLE GUARANTOR
    INSTITUTION (BANKS, STOCKBROKERS,
    SAVINGS AND LOAN ASSOCIATIONS AND
    CREDIT UNIONS WITH MEMBERSHIP IN
    AN APPROVED SIGNATURE GUARANTEE
    MEDALLION PROGRAM). PURSUANT TO
    S.E.C. RULE 17Ad-15.